UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2019

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue Omaha, Nebraska	68154
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 669-3900

(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	AMTD	The Nasdaq Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the approval of and entry into the Merger Agreement (as defined under Item 8.01 below), Tim Hockey stepped down as the President and Chief Executive Officer of TD Ameritrade Holding Corporation (“TD Ameritrade” or the “Company”) and as a member of the Board of Directors of the Company, and Stephen J. Boyle, previously the Chief Financial Officer of the Company, was appointed as the Interim President and Chief Executive Officer of the Company and a member of the Board of Directors to serve during his term in office. As previously disclosed, Mr. Hockey will serve as a senior advisor to the Company and will act as special advisor to Mr. Boyle through February 29, 2020. In addition, Jon Peterson, formerly Managing Director of Analysis, Planning and Reporting, was appointed as the Interim Chief Financial Officer of the Company. While serving in such role, Mr. Peterson will receive an additional bi-weekly cash compensation payment of $27,000.

Stephen J. Boyle, age 58, joined the Company in July 2015 as executive vice president of finance and became Chief Financial Officer in October 2015. In his role as Chief Financial Officer, he was responsible for the Company’s investor relations and finance operations functions, including accounting, business planning and forecasting, external and internal reporting, procurement, tax, treasury and asset/liability management. Mr. Boyle has nearly 30 years of experience in the financial services industry. Mr. Boyle joined BankNorth Group, Inc. as controller in 1997 and was named executive vice president and Chief Financial Officer in 2004, where he was responsible for finance, accounting, treasury and tax functions. He remained in this role after BankNorth was acquired by TD Bank Group in 2007, until joining the Company in 2015. Prior to joining BankNorth, Mr. Boyle served as director of financial reporting for Barnett Banks, Inc. from 1994 to 1997 and as manager of corporate accounting for Fleet Financial Group, Inc. from 1991 to 1994. Prior to joining Fleet Financial Group, Inc., Mr. Boyle spent eight years with Arthur Andersen LLP, serving as a senior audit manager primarily focusing on financial services clients. Mr. Boyle holds an M.S. in Accounting from the New York University Stern School of Business and a B.A. in Economics from Wake Forest University.

Jon Peterson, 46, served as the Company’s Managing Director of Analysis, Planning and Reporting from 2016 to 2019 and as its director of analysis, planning and reporting for the Company’s retail and institutional business from 2005 to 2016. Prior to that, Mr. Peterson served in several other roles at the Company including as a senior analyst and manager in finance from 2001 to 2005 and as a broker and in several other leadership positions from 1996 to 2001. Mr. Peterson received his undergraduate degree from Wayne State College in Wayne, NE and completed the Emerging CFO program at the Stanford Graduate School of Business.

Item 8.01. Other Events.

On November 25, 2019, the Company and The Charles Schwab Corporation (“Schwab”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of November 24, 2019 (the “Merger Agreement”), providing for the acquisition of the Company by Schwab in an all-stock transaction, subject to the terms and conditions set forth therein. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Information About the Transaction and Where to Find it

In connection with the proposed transaction between Schwab and TD Ameritrade, Schwab and TD Ameritrade will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Schwab registration statement on Form S-4 that will include a joint proxy statement of Schwab and TD Ameritrade that also constitutes a prospectus of Schwab, and a definitive joint proxy statement/prospectus will be mailed to stockholders of Schwab and TD Ameritrade. INVESTORS AND SECURITY HOLDERS OF SCHWAB AND TD AMERITRADE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Schwab or TD Ameritrade through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Schwab or TD Ameritrade at the following:

The Charles Schwab Corporation	TD Ameritrade Holding Corporation
211 Main Street	200 South 108th Avenue
San Francisco, CA 94105	Omaha, Nebraska 68154
Attention: Investor Relations	Attention: Investor Relations
(415) 667-7000	(800) 669-3900
investor.relations@schwab.com

Schwab, TD Ameritrade, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Schwab, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Schwab’s Form 10-K for the year ended December 31, 2018, its proxy statement filed on March 29, 2019 and its Current Reports on Form 8-K filed on August 28, 2019, July 26, 2019 and May 16, 2019, which are filed with the SEC. Information regarding the directors and executive officers of TD Ameritrade, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in TD Ameritrade’s Form 10-K for the year ended September 30, 2019, its proxy statement filed on December 31, 2018 and its Current Reports on Form 8-K filed on July 22, 2019, May 20, 2019 and February 19, 2019, which are filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains forward-looking statements relating to the business combination transaction involving Schwab and TD Ameritrade, including stockholder and client benefits; scale; growth; EOCA; competitive position; anticipated synergies; accretion; and timing of closing and integration, that reflect management’s expectations as of the date hereof. Achievement of these expectations is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important transaction-related factors that may cause such differences include, but are not limited to, the risk that expected revenue, expense and other synergies from the transaction may not be fully realized or may take longer to realize than expected; the parties are unable to successfully implement their integration strategies; failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all, including stockholder and regulatory approvals; and disruptions to the parties’ businesses as a result of the announcement and pendency of the merger. Other important factors include general market conditions, including the level of interest rates, equity valuations and trading activity; the parties’ ability to attract and retain clients and registered investment advisors and grow those relationships and client assets; competitive pressures on pricing, including deposit rates; the parties’ ability to develop and launch new and enhanced products, services, and capabilities, as well as enhance their infrastructure, in a timely and successful manner; client use of the parties’ advisory solutions and other products and services; client sensitivity to rates; the level of client assets, including cash balances; capital and liquidity needs and management; regulatory guidance; litigation or regulatory matters; any adverse impact of financial reform legislation and related regulations; and other factors set forth in Schwab’s and TD Ameritrade’s most recent reports on Form 10-K. Schwab and TD Ameritrade disclaim any obligation and do not intend to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated November 25, 2019.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: November 25, 2019	By:	/s/ Stephen J. Boyle
		Name:	Stephen J. Boyle
		Title:	Interim Chief Executive Officer